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                                                                       EXHIBIT 5
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  MARKETPLACE                                       Variable Annuity Application
---------------                Application to John Hancock Mutual Life Insurance
  John Hancock                        Company for an Individual Flexible Premium
                                                       Deferred Variable Annuity


Complete this application and mail to:
John Hancock Mutual Life Insurance Company
Life & Annuity Services
P.O Box 111
Boston, MA 02117

                        For help with this application, or for more information,
                                                       call us at 1-800-555-1440

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1 Who is the Owner?
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Name                          Male   Female       Social Security # or Tax I.D.#
                               [_]    [_]
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Street Address               City                   State         Zip

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Home Telephone          Business Telephone           Date of Birth

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2 Who is the Joint Owner? (Please complete if there is a Joint Owner)
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Name                          Male   Female       Social Security # or Tax I.D.#
                               [_]    [_]
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Street Address               City                   State         Zip

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Home Telephone          Business Telephone           Date of Birth

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3 Who is the Proposed Annuitant? (Please complete if the Proposed Annuitant is not the Owner)
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Name                          Male   Female       Social Security # or Tax I.D.#
                               [_]    [_]
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Street Address               City                   State         Zip

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Home Telephone          Business Telephone           Date of Birth

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4 Who will be the Beneficiary(ies) of the Contract?
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Primary Beneficiary(ies)                 Relationship to Annuitant

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Secondary Beneficiary(ies)               Relationship to Annuitant

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5 What type of Annuity are you Purchasing? (Please complete the Special Forms
  Required for IRAs and 1035 Exchanges)
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[_] Non-Qualified       [_] IRA(Tax Year___)       [_] IRA Rollover
[_] IRA Transfer        [_] 1035 Exchange
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6 Method of Payment     (Special tax rules apply to IRA contributions)
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Initial Payment:   The initial payment of $__________ will be paid by:

[_] Check payable to John Hancock Mutual Life Insurance Company

[_] Automatic Bank Deduction from Checking Account (Please attach voided check)
    Financial Institution                   Account Number

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[_] Wire Transfer

[_] Other
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Subsequent Payments: (Please attach voided check)
[_] I elect Annuity Direct Deposit (ADD). I authorize John Hancock to begin making automatic monthly withdrawals from my account at the financial institution indicated below. I understand that this authorization does not affect the terms of my annuity contract.

    Amount           Financial Institution         Account Number

    ---------------  ----------------------------- ---------------------------
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Form 156-DVA-96

               Not for use in [AZ, CT, FL, KS, MD, NJ, NY, OK, OR, PA, TX,or VA]

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7. Will this Annuity Replace or Change Any Existing Annuity or Life Insurance?
[_] Yes [_] No  If yes, please provide the information below.
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Company Name            Contract Type                 Contract#

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8. How would you like your Investment Allocated?
Please allocate in whole percentages. Total Must Equal 100%. You may select up to 10 accounts (funds).

Large Cap Stocks:                    International Equities:
____% Managed                        ____% International Balanced
____% Growth & Income                ____% International Equities
____% Equity Index                   ____% International Opportunities
____% Large Cap Value
____% Large Cap Growth               Bonds:
                                     ____% Short Term US Government
Mid Cap/Small Cap Stocks:            ____% Sovereign Bond
____% Mid Cap Value                  ____% Strategic Bond
____% Mid Cap Growth
____% Special Opportunities          Cash Equivalents:
____% Real Estate Equity             ____% Money Market
____% Small Cap Value
____% Small Cap Growth               Fixed Account:
                                     ____% Fixed Account

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9. Do you want to elect the Telephone Transfer Option?
[_] Yes [_] No  I direct the Company to act upon telephone instructions from the
                Owner (a trustee, if the Owner is a trust) to change future payment allocations and/or transfer existing funds among the investment options subject to the provisions of the contract.
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10.Special Requests

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11. Please Read Carefully and Sign Below
The following applies to each of the undersigned: To the best of my knowledge and belief, all statements and answers in this application are true and complete. I acknowledge that all telephone instructions given pursuant to the Telephone Transfer Option are subject to the conditions set forth in the prospectus. I further acknowledge that John Hancock will not be liable for any loss in acting on any written or telephone instructions that are reasonably believed to be authentic. The annuity contract will take effect as of its date of issue if the Annuitant is living on that date and the required minimum premium has been made. Any check tendered is received subject to collection only. I have received and reviewed the prospectuses that describe the contract and the underlying funds. A Statement of Additional Information will be provided upon request. I understand that all accumulated values and annuity payments provided by the contract will vary as to dollar amount to the extent that they are based on the investment experience of the selected portfolios. No minimum cash surrender value is guaranteed. I believe that the contract will help me meet my financial objectives. Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     Signature of Owner/Applicant                Date

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     Signature of Joint Owner (if Applicable)    City, State

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     Signature of Annuitant (if other than Owner)

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Home Office Use

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              Not for use in [AZ, CT, FL, KS, MD, NJ, NY, OK, OR, PA, TX, OR VA]
Form 156-DVA-96